UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 11, 2005

Real Mex Restaurants, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-116310	13-4012902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Via Oro Avenue, Suite 200, Long Beach CA		90810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 513-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Real Mex Restaurants, Inc. (“Real Mex” or the “Company”) is filing this Form 8-K/A to file certain financial statements relating to the acquisition by Chevys Restaurants, LLC, a wholly-owned subsidiary of Real Mex, of substantially all of the assets and certain liabilities of Chevys, Inc., a wholly owned subsidiary of Chevys Holdings, Inc. and Subsidiaries (the “Chevys Acquisition”).

The closing of the Chevys Acquisition occurred on January 11, 2005 (the “Closing Date”).  Real Mex filed a Form 8-K reporting the Chevys Acquisition on January 18, 2005, and filed a Form 8-K/A on March 30, 2005 containing financial statements of and pro forma financial information related to the business acquired in the Chevys Acquisition.  As stated in the Form 8-K/A, Real Mex undertook to file the audited financial statements for Chevys Holdings, Inc. and Subsidiaries (Debtor-in-Possession) as of December 30, 2003 when such statements became available.  Real Mex is filing such financial statements with this Report.  In addition, Real Mex is refiling the audited financial statements of Chevys Holdings, Inc. and Subsidiaries as of December 28, 2004 to correct disclosure relating to deferred tax assets and related valuation allowance, and the net operating loss carryforwards of Chevys Holdings, Inc. and Subsidiaries set forth in note 12 to such financial statements.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)                    Financial Statements of Businesses Acquired.

(1)                        Chevys Holdings, Inc. and Subsidiaries (Debtor-in-Possession) audited consolidated balance sheet as of December 30, 2003 and audited consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the year ended December 30, 2003 and notes thereto and Independent Auditor’s Report attached as Exhibit 99.1 hereto.

(2)                        Chevys Holdings, Inc. and Subsidiaries (Debtor-in-Possession) audited consolidated balance sheet as at December 28, 2004 and audited consolidated statements of operations, cash flows and shareholders’ deficit for the year ended December 28, 2004 and notes thereto and Independent Auditor’s Report attached as Exhibit 99.2 hereto.

(b)                   Exhibits

The following exhibits are filed with this Report:

99.1 - Audited consolidated financial statements for Chevys Holdings, Inc. and Subsidiaries (Debtor-in-Possession) for the year ended December 30, 2003

99.2 - Audited consolidated financial statements for Chevys Holdings, Inc. and Subsidiaries (Debtor-in-Possession) for the year ended December 28, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL MEX RESTAURANTS, INC.

Dated: April 12, 2005	By:	/s/ Steven Tanner
Steven Tanner
Chief Financial Officer